UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Aberdeen Australia Equity Fund, Inc.

Exact name of registrant as specified in charter:

800 Scudders Mill Road, Plainsboro, New Jersey 08536
Address of principal executive offices:

Ms. Megan Kennedy

Aberdeen Asset Management Inc.

1735 Market Street

37th Floor

Philadelphia, PA 19103

Name and address of agent for service:

Registrant’s telephone number, including area code: 866-839-5205

Date of fiscal year end: 10/31/08

Date of reporting period: 10/31/08

Item 1 – Reports to Stockholders

08

Invests primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited.

Aberdeen Australia Equity Fund, Inc.

Annual Report

October 31, 2008

Letter to Shareholders (unaudited)

December 11, 2008

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2008. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was –47.8% for the year ended October 31, 2008, assuming reinvestment of distributions, compared with –55.7%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price decreased 52.9% over the year, from $18.25 on October 31, 2007 to $8.60 on October 31, 2008. The Fund’s share price on October 31, 2008 represented a premium of 2.7% to the NAV per share of $8.37 on that date, compared with a discount of 1.5% to the NAV per share of $18.53 on October 31, 2007. At the date of this letter, the share price was $6.60, representing a discount of 11.2% to the NAV per share of $7.43.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2008, the Board of Directors determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2008. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On December 9, 2008, the Board of Directors authorized a quarterly distribution of 33 cents per share, payable on January 16, 2009 to all shareholders of record as of December 31, 2008.

Amendments to Bylaws

In December 2008, the Fund’s Board of Directors adopted amendments to the Fund’s bylaws pertaining to corporate governance matters. Many of these amendments reflect changes to Maryland law. The amended bylaws include:

•

Updates to the procedures required for shareholders to call a special meeting of shareholders, including provisions that (a) clarify which shareholders may call a special meeting and (b) expand the information required to be provided by shareholders requesting a special meeting.

•

Enhancements to the “advance notice” provisions of the Fund’s bylaws. These amendments require shareholders to notify the Secretary of the Fund of director nominations and other shareholder proposals to be brought at an annual meeting, beginning with the 2010 annual meeting of shareholders, not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

•

Additionally, the enhanced “advanced notice” provisions (a) expand the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging activities and investment strategies of such shareholder and the shareholder’s affiliates, and (b) require shareholders to update or correct any previously-submitted information.

•

Clarification that only those individuals nominated in compliance with the advance notice provisions of the Bylaws are eligible to serve as directors and that individuals must meet the substantive qualification requirements at both the time of nomination and at the time of election.

•

Clarification that the Board and shareholders may ratify prior actions or inactions by the Fund and amendments providing that matters questioned in litigation may be ratified and that any such ratification bars any claim or execution of any judgment as to such questioned matter.

•	Other amendments relating to corporate governance and the conduct of shareholder meetings.
•

Amendments providing that directors and officers are entitled to indemnification and that the Fund may pay or reimburse expenses of directors and officers to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”).

Any shareholder who would like a copy of the Fund’s bylaws may obtain a copy by calling Investor Relations toll-free at 1-866-839-5205.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2008, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5205 in the United States,
•	E-mailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeeniaf.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Vincent Esposito

President

All amounts are U.S. dollars unless otherwise stated.

Distribution Disclosure Classification (unaudited)

Your Board’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the 1940 Act, the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2008 consisted of 13% net investment income, 46% realized capital gains and 41% return of paid-in-capital.

In January 2009, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2008 calendar year.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a Participant in the Plan, you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower cost – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent:

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Report of the Investment Manager (unaudited)

Economic Review

The Australian market, as represented by the S&P/ASX 200 Accumulation Index, fell 55.72% in U.S. Dollar (“USD”) terms for the 12 months ending 31 October 2008. Similar to other markets, the Australian equity market has been impacted by the credit and liquidity crisis; coupled with the slowdown of the global economy. The significant exposure of the market to resource stocks has exacerbated the fall, particularly in the last six months as demand from China and other trading partners has slowed and commodity prices have fallen.

During the final quarter of the 2007 calendar year, the Reserve Bank of Australia (“RBA”) was raising interest rates in an effort to curb rising inflation. Interest rates were increased to 6.75% in November. In a statement accompanying the announcement of the increase, the RBA did note that it was “continuing to look carefully at developments in international financial markets” and said although conditions had improved over the past couple of months, “confidence remains fragile.” This tightening cycle coincided with a national election which saw the Labour party swept to power, ending John Howard’s 11 year reign as Prime Minister. During this time the local Index was quite volatile, falling 7.27% and 3.42% in November and December respectively.

Into the new calendar year, economic indicators remained strong and the RBA continued to tighten interest rates. Official rates peaked at 7.25% in March 2008 as inflation was expected to exceed 4%. The RBA noted that the tentative evidence that a slowing in private demand was starting to emerge in response to the tighter (interest rate) conditions and was anticipating the effects. The RBA meeting minutes also confirmed that the turmoil in credit markets and an expected slowing in global growth were both influential in the central bank adopting a less hawkish tone in its March 2008 interest rate announcement. The RBA was expecting that growth in the world economy would likely be below trend in 2008 and 2009, but rising commodity prices were expected to boost Australia’s terms of trade, thereby boosting domestic incomes.

While the Australian economy was seemingly well placed to cope with global pressures, our equity markets fell sharply as financial de-leveraging intensified. Combined with a fear of a global slow down particularly in China, coupled with intense short selling, resulted in the S&P/ASX 200 Accumulation Index decreased 8.11% (in USD terms) during the first six months of the 2008 calendar year, compared to the 10.25% fall of the MSCI Global World Equity Benchmark.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

As the global financial crisis spread from the Unites States to Europe and Asia, Australian equity stocks fell further. The resources sector was put to the sword, losing over 30% during the September quarter resulting in the worst three-month performance since S&P indices began in 1992 being led by weak commodity prices and China’s slowing growth.

The fall in global equity markets were both a reaction to fast-moving events and, looking ahead, renewed growth concerns. The local regulator responded by controversially banning short selling (which in the earlier bull market was lauded as a source of liquidity). Shares continued to plunge. Resource-based economies, such as Australia, were among the worst hit with the price of key commodities in decline, with exports dwindling, the economy started to decline. In response, the RBA eased interest rates by 25 basis points at the September meeting. Money markets continue to price in further rate cuts over the next 12 months. This, together with weaker commodity prices, caused the Australian dollar to be heavily sold off, falling 17.1% against the USD to US$0.79 at the end of September.

In October, the RBA cut rates again by 100 basis points. The key point made in the coinciding RBA statement was that “The recent deterioration in prospects for global growth, together with much more difficult market conditions even for creditworthy borrowers, now presents the risk that demand and output could be significantly weaker than earlier expected. Should that occur, inflation would most likely fall faster than earlier forecast.”

The Australian dollar continued pummelling, falling 15% for the month to 67.27 cents to the USD (from an intra month low of AUD/USD 60.12 cents). The fall continued in Australian equities, including in the month of October the S&P/ASX 200 Accumulation Index fell 26.91% (in USD terms) as concerns spread over a global recession and the slower growth out of China impacted the demand for commodities.

Despite the collective action by central banks to stabilize the financial system, risk aversion remains. As problems have spread to the real economy, the likelihood of a deep worldwide recession has increased. Although the depreciation in the Australian dollar versus the U.S. dollar has improved competitiveness, Australia faces a downturn in demand and sharp commodity price falls. Corporate earnings growth will be affected, but there is some comfort in the diminishing threat of inflation and in the reserves accumulated during the boom years for governments to pump prime. That said, we believe the Australian government’s A$10.4 billion stimulus package and the resolution of the U.S. election/bail out package appear to have improved sentiment and reduced uncertainty. This combined with the aggressive rate cuts already experienced (and expected), may result in a positive reaction in the markets.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of October 31, 2008, the Fund did not have more than 25% of its assets invested in any industry group. The financial industry sector is comprised of several groups.

As of October 31, 2008, the Fund held 96.2% of its net assets in equities and 3.8% in other assets in excess of liabilities.

Asset Allocation as of October 31, 2008

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2008:

Name of Security	Percentage of Net Assets
BHP Billiton Limited	11.1%
QBE Insurance Group Limited	7.7%
Rio Tinto Limited	6.5%
Westpac Banking Corporation Limited	5.7%
Woolworths Limited	5.6%
Australia & New Zealand Banking Group Limited	4.9%
Commonwealth Bank of Australia	4.6%
Westfield Group Limited	4.3%
Woodside Petroleum Limited	3.9%
Lion Nathan Limited	3.6%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2008

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—96.2%
COMMON STOCKS—96.2%
CONSUMER DISCRETIONARY—8.9%
428,500	Billabong International Limited*	$ 3,425,471
1,976,000	Fairfax Media Limited*	2,533,261
810,400	TABCORP Holdings Limited*	3,715,376
2,720,000	Tattersall’s Limited*	4,555,053
		14,229,161
CONSUMER STAPLES—17.3%
2,848,773	Goodman Fielder Limited*	3,161,456
970,000	Lion Nathan Limited*	5,732,243
1,830,500	Metcash Limited*	4,940,580
345,200	Wesfarmers Limited*	4,961,060
487,280	Woolworths Limited*	9,083,697
		27,879,036
ENERGY—3.9%
220,000	Woodside Petroleum Limited*	6,216,119
FINANCIALS—28.0%
676,000	Australia & New Zealand Banking Group Limited*	7,924,406
200,500	Australian Stock Exchange Limited*	4,026,039
712,500	AXA Asia Pacific Holdings Limited*	2,101,926
238,500	Bendigo Bank Limited*	2,103,985
272,000	Commonwealth Bank of Australia*	7,435,331
724,300	QBE Insurance Group Limited*	12,357,271
664,400	Westpac Banking Corporation Limited*	9,115,922
		45,064,880
HEALTH CARE EQUIPMENT & SERVICES—1.3%
313,000	Ramsay Health Care Limited*	2,114,277
INDUSTRIALS—4.1%
397,000	Bradken Limited*	1,309,309
158,750	Leighton Holdings Limited*	2,639,652
667,500	Toll Holdings Limited*	2,664,715
		6,613,676
INFORMATION TECHNOLOGY—1.3%
367,000	Computershare Limited*	2,074,837
MATERIALS—20.4%
931,000	BHP Billiton Limited*	17,885,642
616,000	Incitec Pivot Limited*	1,651,512
210,000	Orica Limited*	2,729,674
203,700	Rio Tinto Limited*	10,537,968
		32,804,796
PROPERTY—4.3%
625,500	Westfield Group Limited*	6,908,476

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2008

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
TELECOMMUNICATION SERVICES—1.6%
975,000	Singapore Telecommunications Limited*	$ 1,628,495
756,000	Telecom Corporation of New Zealand Limited*	1,017,167
		2,645,662
UTILITIES—5.1%
596,000	AGL Energy Limited*	5,596,799
3,630,000	SP Ausnet*	2,675,717
		8,272,516
	Total Investments—96.2% (cost $158,336,363)	154,823,436

	Other Assets in Excess of Liabilities—3.8%	6,062,492
	Net Assets—100.0%	$160,885,928

*	Security was Fair Valued (See Note 1)

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investments, at value (cost $158,336,363)	$154,823,436
Foreign currency, at value (cost $5,494,163)	4,950,752
Cash	738,735
Receivable for investments sold	754,700
Dividends and interest receivable	40,507
Other assets	32,800
Total assets	161,340,930

Liabilities
Investment management fee payable	146,767
Administration fee payable	14,338
Accrued expenses and other liabilities	293,897
Total liabilities	455,002

Net Assets	$160,885,928

Composition of Net Assets
Common stock (par value $.01 per share)	$192,298
Paid-in capital in excess of par	152,529,951
Distributions in excess of net investment income	(295,922)
Accumulated net realized losses on investment transactions	(70,487)
Net unrealized appreciation on investments	17,454,606
Accumulated net realized foreign exchange gains	12,599,181
Net unrealized foreign exchange losses	(21,523,699)
Net Assets	$160,885,928
Net asset value per common share based on 19,229,769 shares issued and outstanding	$8.37

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2008

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $190,912)	$12,804,644
Interest	535,434
13,340,078

Expenses
Investment management fee	2,278,916
Directors’ fees and expenses	269,103
Administration fee	240,296
Legal fees and expenses	182,993
Insurance expense	128,962
Reports to shareholders and proxy solicitation	112,376
Custodian’s fees and expenses	98,401
Investor relations fees and expenses	83,818
Independent auditors’ fees and expenses	78,693
Transfer agent’s fees and expenses	36,521
Miscellaneous	50,132
Total expenses	3,560,211

Net investment income	9,779,867

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized gain on:
Investment transactions	5,434,863
Foreign currency transactions	4,687,470
10,122,333

Net change in unrealized appreciation/(depreciation) on:
Investments	(115,578,609)
Foreign currency translation	(64,219,252)
(179,797,861)
Net loss on investments and foreign currencies	(169,675,528)
Net Decrease in Net Assets Resulting From Operations	$(159,895,661)

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007

Increase/(Decrease) in Net Assets

Operations
Net investment income	$9,779,867	$7,255,920
Net realized gain on investments transactions	5,434,863	21,618,820
Net realized gain on foreign currency transactions	4,687,470	7,420,923
Net change in unrealized appreciation/(depreciation) on investments	(115,578,609)	64,153,593
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(64,219,252)	28,258,224
Net Increase/(Decrease) in Net Assets Resulting From Operations	(159,895,661)	128,707,480

Distributions to shareholders from:
Net investment income	(4,665,416)	(9,948,183)
Realized capital gains	(16,118,089)	(18,208,002)
Tax return of capital	(14,525,139)	–
Total decrease in net assets from distributions to shareholders	(35,308,644)	(28,156,185)

Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 74,011 and 61,637 shares of common stock, respectively	1,120,024	966,485
Proceeds from the offering of common stock	–	31,150,000
Expenses in connection with offering of common stock	–	(1,285,591)
Total increase in net assets from common stock transactions	1,120,024	30,830,894
Total increase/(decrease) in net assets resulting from operations	(194,084,281)	131,382,189

Net Assets
Beginning of year	354,970,209	223,588,020
End of year (including distributions in excess of net investment income of ($295,922) and ($3,346,450), respectively)	$160,885,928	$354,970,209

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE(1):
Net asset value, beginning of year	$18.53	$13.25	$11.75	$10.64	$9.38

Net investment income	0.51	0.39	0.41	0.37	0.28
Net realized and unrealized gains/(losses) on investments and foreign currencies	(8.83)	6.47	2.47	1.79	1.76
Total from investment operations	(8.32)	6.86	2.88	2.16	2.04
Distributions from:
Net investment income	(0.24)	(0.53)	(0.48)	(0.51)	(0.30)
Realized capital gains	(0.84)	(0.98)	(0.90)	(0.54)	(0.36)
Tax return of capital	(0.76)	–	–	–	(0.12)
Total distributions	(1.84)	(1.51)	(1.38)	(1.05)	(0.78)
Payment by shareholder of short-swing profit	–	–	– (3)	–	–
Offering costs on common stock	–	(0.07)	–	–	–
Net asset value, end of year	$8.37	$18.53	$13.25	$11.75	$10.64
Market value, end of year	$8.60	$18.25	$14.00	$12.99	$10.25

Total Investment Return Based on(2):
Market value	(45.57% )	43.46%	20.09%	38.98%	32.53%
Net asset value	(47.83% )	53.91%	25.66%	21.11%	23.19%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$160,886	$354,970	$223,588	$197,421	$178,551
Average net assets (000 omitted)	$282,702	$283,749	$209,507	$194,946	$166,284
Net expenses	1.26%	1.44%	1.45%	1.48%	1.75%
Expenses without reimbursement	1.26%	1.51%	1.55%	1.48%	1.75%
Net investment income	3.46%	2.56%	3.31%	3.21%	2.85%
Portfolio turnover	22%	30%	16%	28%	23%

(1)	Based on average shares outstanding.
(2)	Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Less than $0.005 per share.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes (see Taxes on page 13).

Securities Valuation:

The Fund’s Board of Directors has adopted Valuation and Liquidity Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. These Procedures were revised and approved by the Board of Directors on September 9, 2008. In accordance with the Procedures, investments are stated at current market value. Investments for which market quotations are readily available are valued at the last quoted closing price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the last quoted bid price or, if unavailable, as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value or using a pricing source quote that approximates amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

In situations when there is a movement of +/- 1.5% between the opening and closing prices of the iShares MSCI Australia Index Fund, the independent pricing source utilized by the Fund shall calculate the market value of the Fund’s Investments by determining a “fair value” for each of the equity securities in the Fund’s portfolio using factors provided by an independent pricing source.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of October 31, 2008.

Foreign Currency Translation:

Australian dollar (“A$”) amounts are translated into United States dollars (“US$”) on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the US$ equivalent amounts actually received or paid. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US$.

Securities Transactions and Net Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“FX”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The FX is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the FX is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These instruments may involve market risk and credit risk. These risks arise from unanticipated movements in the value of the foreign currencies involved in the transaction and from the potential inability of counterparties to meet the terms of their contracts. There were no FXs outstanding as of October 31, 2008.

Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2008, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2008. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Recent Accounting Pronouncements:

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 during the fiscal 2009 year and the impact on the Fund’s financial statements is currently being assessed.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

(losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Effective April 30, 2008, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the years ended October 31, 2005 through October 31, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Reclassification of Capital Accounts:

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $55,811 has been reclassified between accumulated net realized losses on investment transactions and accumulated net realized foreign exchange losses, and $2,063,923 has been reclassified between distributions in excess of net investment income and accumulated net realized foreign exchange losses as a result of permanent differences primarily attributable to foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $557,873 to the Investment Adviser during the year ended October 31, 2008.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.085% of the Fund’s average weekly managed assets up to $600 million and 0.06% of the Fund’s average weekly Managed Assets in excess of $600 million. Managed Assets are defined as net assets plus the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the year ended October 31, 2008, the Fund incurred fees of approximately $62,829 for the investor relations services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2008 aggregated $61,265,610 and $82,743,729, respectively.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 was as follows:

	October 31, 2008	October 31, 2007
Distributions paid from:
Ordinary income	$4,665,416	$15,418,703
Net long-term capital gains	16,118,089	12,737,482
Tax return of capital	14,525,139	–
Total taxable distribution	$35,308,644	$28,156,185

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	–
Capital loss carryforward	–
Unrealized appreciation/(depreciation) – net	8,163,679*
Total accumulated earnings/(losses) – net	$8,163,679

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and the tax deferral of wash sales.

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of October 31, 2008 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$137,955,324	$37,978,093	$21,109,981	$16,868,112

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. At October 31, 2008, there were 19,229,769 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to NAV is at least 8%. For the fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2007, the Fund did not repurchase any shares through this program.

Based upon filings with the Securities and Exchange Commission, on September 2, 2008, Landesbank Berlin AG (“LB”), a wholly-owned subsidiary of Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG), was the beneficial owner of 1,911,309 shares of common stock (constituting approximately 9.9% of the Fund’s shares then outstanding).

6. Subsequent Event

Subsequent to October 31, 2008, the Fund declared a quarterly distribution of 33 cents per share, payable on January 16, 2009 to shareholders of record on December 31, 2008.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Aberdeen Australia Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Australia Equity Fund, Inc. (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 22, 2008

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the per-share distributions paid by Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2008:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
01/11/08	0.620000	0.558147	0.000000	0.061853	0.000992	0.062845	0.062845	0.062845
04/11/08	0.410000	0.094947	0.254152	0.060901	0.003000	0.063901	0.063901	0.063901
07/11/08	0.410000	0.094947	0.254152	0.060901	0.003000	0.063901	0.063901	0.063901
10/10/08	0.400000	0.092632	0.247953	0.059415	0.002926	0.062341	0.062341	0.062341

(1)	The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (collectively “Agreements”)

In September 2008, at an in-person meeting, the Board of Directors, including all of the Directors who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (“Independent Directors”), considered and approved the renewal of the Agreements for an additional term of twelve months. At this meeting, the Directors reviewed an extensive report prepared by the Investment Manager and the Investment Adviser (collectively, the “Advisers”) in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive session with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers. Given the fact that (i) all management fees payable by the Fund are payable only to the Investment Manager, and the Investment Manager pays a portion of those fees to the Investment Adviser, an affiliated entity which is under common ownership by Aberdeen Asset Management PLC, and (ii) the Investment Manager and the Investment Adviser use a team approach to the making of investment decisions, the Board of Directors did not separately consider the renewal of the Management Agreement and the Investment Advisory Agreement, but rather viewed the Investment Manager and the Investment Adviser as providers of a unified service. However, the Board was provided, and did consider, information as to the services provided by each of the Investment Manager and the Investment Adviser, the fees payable by the Fund to the Investment Manager and by the Investment Manager to the Investment Adviser. The Board’s materials also contained certain pro-forma estimates as to the profitability of the Investment Manager and the Investment Adviser in respect of their services to the Fund. The Board’s consideration of investment performance, expenses and economies of scale, as further discussed below, was focused at the Fund level without any separate attribution of those factors to the Investment Manager and the Investment Adviser given the impracticalities inherent in attempting any such attribution.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee, the Independent Directors and the entire Board of Directors, concluded that:

•

The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group of twelve other comparable closed-end funds compiled by Strategic Insight (“SI”) at the request of the Fund (the “Peer Group”). The SI data (computed based on average managed assets for the six months ended April 30, 2008) indicated that the Fund’s effective management fee rate of 0.793% was the second lowest of the Peer Group whose fees ranged from 0.599% to 1.500% and was comfortably below the Peer Group’s average and median fee rates of 1.038% and 1.029%, respectively. The Committee, the Independent Directors and the Board assumed that the SI compilation of funds represented a reasonably comparable group that provided a reasonably reliable general indication of relative fees. Additionally, the Committee, the Independent Directors and the Board noted that the Fund’s effective management fee rate was below the effective management fee rate of 0.90% paid to the Investment Adviser by an Australian-domiciled fund that invests principally in Australian equity securities.

•

They were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee, the Independent Directors and the Board reviewed, among other things, the Advisers’ investment experience, including the positive growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in the emerging markets, and the Aberdeen Group’s growth in Australia. The Committee, the Independent Directors and the Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee, the Independent Directors and the Board also considered the background and experience of the Advisers’ senior management and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition to the other elements noted, the Committee, the Independent Directors and the Board considered

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

the Fund’s absolute and relative performance and its expense ratio to assess the quality of the advisory services provided. The Committee, the Independent Directors and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. Based on these materials, they determined that the advisory services provided were extensive in nature and of high quality.

•

The Committee, the Independent Directors and the Board noted that, over the near and longer-terms, the Fund experienced average to below-average investment performance, based on an analysis of total return, as compared to the funds within the Fund’s Morningstar Category (the “Morningstar Group”). The Committee, the Independent Directors and the Board received and considered information regarding the Fund’s total return in US dollar terms for each of the last five fiscal years on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information during the same period and the impact of foreign currency movements on the Fund’s performance in U.S. dollar terms.

•

The Committee, the Independent Directors and the Board also received and reviewed information as to the Fund’s total return (with the Fund ranking 12th out of 20 for the three month period ended April 30, 2008, 17th out of 20 for the one year period ended April 30, 2008, 12th out of 18 for the three year period ended April 30, 2008, and 15th out of 18 for the five year period ended April 30, 2008). The Fund’s total return for the year ended April 30, 2008 (after deducting fees and expenses) was 12.50%, compared with 13.13% for the similarly-managed Australian-domiciled fund for the same period. The Committee, the Independent Directors and the Board further reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The SI data indicated that for each of the calendar years ended 2003 through 2007 and the six months ended June 30, 2008, the Fund’s discount/premium ranking ranged from 4th to 12th out of the 18-19 funds in the Morningstar Group. For the year to date period ended June 30, 2008, the Fund’s discount/premium ranking was 1st out of the 19 funds in the Morningstar Group. The Committee, the Independent Directors and the Board concluded that the overall performance results supported renewal of the Agreements.

•

The Fund’s expense ratio of 1.212% based on average net assets for the six months ended April 30, 2008 was lower than the average expense ratio of 1.452% and the median expense ratio of 1.423% of all funds in the Peer Group and ranked 3rd lowest out of the 12 funds in the Peer Group. The Committee, the Independent Directors, and the Board concluded that the overall expense structure supported re-approval of the Agreements.

•

Any potential economies of scale were being shared between the Fund and the Advisers in an appropriate manner. This determination was based on factors including that the Fund’s management fee schedule provided breakpoints at higher asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

The Committee, the Independent Directors and the Board determined that based on the costs of providing investment management and advisory services to the Fund, the profits that the Advisers received with respect to providing investment management and advisory services to the Fund were reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable. The Committee, the Independent Directors and the Board analyzed the profitability levels in light of their collective commercial experience and business judgment, and also considered that the level of profitability to the Advisers was within the range that courts in the past had found to be acceptable when considering the propriety of investment advisory fees paid by registered investment companies.

As noted above, the Board reviewed detailed materials received from the Advisers as part of the renewal process. The Board also regularly reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of the Advisers in each of its regular quarterly meetings at a minimum, which reports include, among other things, a portfolio review and Fund performance reports.

In considering the Agreements, the Committee, the Independent Directors and the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. After considering the above-described factors, and based on the deliberations and their evaluation of the information provided to them, the Committee, the Independent Directors and the Board concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, unanimously approved the renewal of the Agreements.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Shareholders may elect to have all distributions automatically reinvested in Fund shares pursuant to the Plan. Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may request to have his shares re-registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly issued shares of the Fund’s common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if on payable date, the market price of the Fund’s common stock plus any applicable brokerage commission is equal to or exceeds the net asset value per share, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of net asset value per share or 95% of the then-current market price. If, on the other hand, the net asset value per share plus any brokerage commission exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission, exceeds net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of the net asset value or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100 with a maximum of $10,000 per month with an aggregate annual limit of $120,000 for the purchases of shares on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. Cash investments may be commingled with the Funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocated to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional shares. If the fees and commissions exceed the proceeds from the sale of a fractional share, participants will receive a transaction advice instead of a check. There is no sales fee in the case of issuance of a certificate for all full shares. If by giving proper notice to the Plan Agent, participants request cash, the Plan Agent will sell the shares and send the participant the proceeds less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days written notice to shareholders of the Fund.

All correspondence concerning the Plan should be directed to the Plan Agent, The Bank of New York, Mellon Corporation Shareholder Relations Department, 480 Washington Blvd., Jersey City, NJ 07310, or by calling 1-866-221-1606.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Advisor are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

Interested Directors

Moritz Sell** 1 Crown Court, Cheapside London EC2V 6LR Age: 41	Class I Director	Term expires 2010; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin Holding AG (banking) and its predecessor, now holding company, Landesbank Berlin AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1

Hugh Young*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 50	Class II Director	Term expires 2011; Director since 2001	Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.	1

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 58	Class II Director	Term expires 2011; Director since 2008	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30

Neville J. Miles c/o Ballyshaw Pty. Ltd. 62 Caledonia Street Paddington NSW 2021 Australia Age: 62	Chairman of the Board; Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 through 2006.	3

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 60	Class III Director	Term expires 2009; Director since 1985	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004.	3

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 63	Class II Director	Term expires 2011; Director since 1999	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 66	Class III Director	Term expires 2009; Director since 1985	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC (venture capital) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) since 1997.	30

Brian Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 65	Class III Director	Term expires 2009, Director since 2008	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He has also been a Director of Ten Network Holdings Ltd. (Television) since 1998.	2

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and the Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Sell is deemed to be an interested person because he was appointed as a Director as the representative of Landesbank Berlin Holding AG, the owner of approximately 9.9% of the outstanding shares of the Fund’s common stock as of September 2, 2008.
***	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Information Regarding Officers who are not Directors

The names of the officers of the Fund who are not Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 41	Vice President	Since 2008	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Bill Bovingdon**** Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000, Australia Age: 47	Vice President	Since 2008	Currently, Head of Australian Fixed income for Aberdeen Asset Management Limited. Previously, Head of fixed income Deutsche Asset Management (1999-2007).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Age 53	Vice President	Since 2005	Currently Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (1990 to 2005).

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Vincent Esposito** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 52	President	Since 2008	Currently, Head of North American Mutual Funds for Aberdeen Asset Management Inc. Previously, Managing Director, Deutsche Asset Management (2003-2007); President and Principal Executive Officer of The DWS Scudder Family of Funds, President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (2003-2005) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc., The Korea Fund and The Global Commodities Stock Fund (2004-2005) (registered investment companies); formerly, Managing Director, Putnam Investments 1991-2002).

Martin Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 53	Vice President	Since 2008	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.

Matthew Keener** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 31	Assistant Treasurer	Since 2008	Currently, Assistant Treasurer Collective Funds/North American Mutual Funds for Aberdeen Asset Management, Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 34	Treasurer, Principal Accounting Officer	Since 2008	Currently, Treasurer & CFO Collective Funds/North American Mutual Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Vincent McDevitt** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 42	Chief Compliance Officer, Vice President – Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 30	Vice President	Since 2008	Currently, Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 37	Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 47	Vice President	Since 2008	Currently, Senior Product Manager Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr Sullivan joined Aberdeen Asset Management Inc. in 2000.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 11, 2008.
**	Mr. Esposito, Ms. Nichols, Mr. Sullivan, Mr. Baltrus, Ms. Kennedy, Ms. Sitar, Mr. Keener and Mr. McDevitt hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund. Mr. Esposito, Ms. Nichols, Mr. Baltrus, Ms. Kennedy and Mr. McDevitt hold officer positions with the Aberdeen Funds, which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Mr. Bovingdon holds the same position with Aberdeen Asia-Pacific Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Brian Sherman

Hugh Young

Officers

Vincent Esposito, President

Martin Gilbert, Vice President

William Bovingdon, Vice President

Mark Daniels, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

William Baltrus, Vice President

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Matthew Keener, Assistant Treasurer

Lucia Sitar, Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the New York Stock Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

(a)	As of October 31, 2008, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-866-839-5205.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Neville Miles, Peter Sacks and John Sheehy as Audit Committee Financial Experts. Mr. Miles, Mr. Sacks and Mr. Sheehy are all considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) [1] Tax Fees	(d) All Other Fees
October 31, 2008	$71,000	Nil	$7,600	Nil
October 31, 2007	$110,300	Nil	$7,250	Nil

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1)	Audit Committee Pre-Approval Policies and Procedures

Refer to Exhibit A.

(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Registrant	$205,900	$14,500
Registrant’s Investment Manager	Nil	Nil

For the fiscal year ended October 31, 2008, PwC UK billed Aberdeen PLC $325,800 primarily for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager and Investment Adviser operations.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2008, the audit committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced Exhibit B and Investment Manager and Investment Adviser are referenced Exhibit C.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1)	The information in the table below is as of Dec 30, 2008.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young BA (Hons) (Commenced 1985) Managing Director [Singapore]	Responsible for overseeing Asian and Australian equities portfolio management.	Established Aberdeen Asset Management Asia Limited in 1992 as the Aberdeen Group’s Asia-Pacific headquarters and is currently the Managing Director of the Singapore-based entity.

Peter Hames BA (Economics/Accountancy) (Commenced 1989) Director, Head of Asian Equities [Singapore]	Heads up management of Asia-Pacific equities portfolios.	Joined the Aberdeen London office in 1990 and is the Director of the Fund’s Investment Manager.

Mark Daniels BEc (Transferred to Aberdeen Asset Management Limited February 2005) Director of Aberdeen Sydney and Head of Australian Equities	Director of Aberdeen Sydney and Head of Australian Equities. Oversees management of Australian equities portfolios.	From 1990 to 2005 focused on UK equities and closed-end funds. In 2005, Mark became head of Australian equities of the Aberdeen Group.

Michelle Casas BCom/BAppFin (Commenced May 2004) Portfolio Manager	Responsible for Australian equities portfolio management.	Joined the Australian equities team in the Sydney office in 2004 upon graduation from Macquarie University, Sydney. Previously, Michelle worked for KPMG – Corporate Finance as an intern.

Natalie Tam BCom (Acct and Finance) (Commenced May 2005) Portfolio Manager	Responsible for Australian equities portfolio management.	Joined the Australian equities team in the Sydney office in 2005 from Deutsche Bank, where she worked as an equity research analyst. She was earlier an intern at Coca Cola Amatil (business development), Rothschild (corporate finance) and Promina Group (management accounting).

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Hugh Young	2	$335.6	49	$12,835.09	101	$12,817.3
Peter Hames	2	$335.6	49	$12,835.09	101	$12,817.3
Mark Daniels	1	$160.89	5	$480.12	0	$0
Michelle Casas	1	$160.89	5	$480.12	0	$0
Natalie Tam	1	$160.89	5	$480.12	0	$0

Total Assets are as of October 31, 2008 and have been translated into U.S. dollars at a rate of £1.00 = $1.6158.

There are 12 accounts (with assets under management totaling approximately $1.6 billion) with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these twelve accounts are significantly different from those of the

Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2008.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary. The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus. The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives. As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

The Aberdeen Group offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

The Aberdeen Group does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however. The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2008
Hugh Young	$1-$10,000
Peter Hames	$0
Mark Daniels	$0
Michelle Casas	$0
Natalie Tam	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2007 through, November 30, 2007	0	0	0	1,915,576
December 1, 2007 through December 31, 2007	0	0	0	1,915,576
January 1, 2008 through January 31, 2008	0	0	0	1,918,467
February 1, 2008 through February 29, 2008	0	0	0	1,918,467
March 1, 2008 through March 31, 2008	0	0	0	1,918,469
April 1, 2008 through April 30, 2008	0	0	0	1,920,600
May 1, 2008 through May 31, 2008	0	0	0	1,920,600
June 1, 2008 through June 30, 2008	0	0	0	1,920,600
July 1, 2008 through July 31, 2008	0	0	0	1,922,977
August 1, 2008 through August 31, 2008	0	0	0	1,922,977
September 1, 2008 through September 30, 2008	0	0	0	1,922,977
October 1, 2008 through October 31, 2008	0	0	0	1,922,977
Total	0	0	0	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Fund’s Board of Directors on December 12, 2007. Under the terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2008, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Vincent Esposito
Vincent Esposito,
President of Aberdeen Australia Equity Fund, Inc.

Date: December 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Vincent Esposito
Vincent Esposito,
President of Aberdeen Australia Equity Fund, Inc.

Date: December 30, 2008

By:	/s/ Megan Kennedy
Megan Kennedy,
Treasurer of Aberdeen Australia Equity Fund, Inc.

Date: December 30, 2008

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Audit Committee Pre-Approval Policies and Procedures

B – Registrant’s Proxy Voting Policies

C – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications